UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2008
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.
U.S. Bancorp previously announced that Richard K. Davis, U.S. Bancorp’s Chairman, President and Chief Executive Officer, will make a presentation at the Goldman Sachs U.S. Financial Services Conference 2008, on Thursday, December 11, 2008, in New York City. A copy of the presentation slides, which will be discussed during the presentation, is attached hereto as Exhibit 99.1. These slides can also be accessed on U.S. Bancorp’s website at usbank.com by clicking on “About U.S. Bancorp” and then “Investor/Shareholder Information.” A replay of the webcast will be available within 24 hours at the same location on the website for 90 days.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits
99.1	Goldman Sachs U.S. Financial Services Conference Presentation Slides

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By	/s/ Lee R. Mitau

Lee R. Mitau
Executive Vice President, General
Counsel and Corporate Secretary
DATE: December 11, 2008